UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 4, 2012 (December 30, 2011)

DUFF & PHELPS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33693	20-8893559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, 31st Floor, New York, New York 10055
(Address of principal executive offices) (Zip code)

(212) 871-2000
(Registrant's telephone number, including area code)

N/A
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On December 30, 2011, Duff & Phelps Corporation (the “Company”) issued an aggregate of 172,706 shares of Class A common stock to the sellers of PMIB, LLC (d/b/a Pagemill Partners) which was merged into a subsidiary of the Company. The shares issued were one component of the consideration paid to the sellers in connection with the closing of the merger. The issuance of these shares of Class A common stock was made without a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) because the shares of Class A common stock were offered and sold in a transaction exempt from registration under Section 4(2) of the Securities Act.

Copies of the press releases issued by the Company regarding the merger are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and are incorporated in this report as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated December 19, 2011.
99.2	Press release dated January 3, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUFF & PHELPS CORPORATION

/s/ Edward S. Forman
Edward S. Forman
Executive Vice President, General Counsel & Secretary

Dated: January 4, 2012

DUFF & PHELPS CORPORATION
CURRENT REPORT ON FORM 8-K
Report dated January 4, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 19, 2011.
99.2	Press release dated January 3, 2012.